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                                                                Exhibit 10.12(m)


                                April 12, 2002


The Lenders party from time to time
  to the Credit Agreement referred to
  below, in their capacities as such, and to the Investors under the Issuance Agreement referred to below:

Ladies and Gentlemen:

     Reference is made to that certain Third Amended and Restated Credit Agreement of even date herewith (the "Credit Agreement") among the Borrowers named therein and the financial institutions party thereto from time to time as Lenders (the "Lenders") and Wachovia Bank, National Association, as Administrative Agent, and to the Series C Convertible Preferred Stock Issuance and Restructuring Agreement of even date herewith between the undersigned and the financial institutions listed therein as Investors (the "Issuance Agreement"). Capitalized terms used herein without definition have the meanings assigned to them by the Credit Agreement.

     In connection with the execution and delivery of the Credit Agreement and the Issuance of the Series C Preferred Stock of PVC, PVC has informed the Lenders that it is PVC's intention to raise equity capital through a public or private sale of its Common Stock (the "Equity Offering"). The Lenders, in their capacities as such and as holders of the Series C Preferred Stock, hereby agree that if the following conditions shall have been satisfied within 120 days after the Closing Date under the Credit Agreement and the Issuance Agreement:

     (i) the Company shall have paid to the Lenders, out of the proceeds of the Equity Offering or other funds of the Company, the sum of $40,000,000 plus accrued but unpaid interest under the Credit Agreement, plus the outstanding principal balance of and all accrued but unpaid interest on the Additional Note, plus all amounts due and owing to the Lenders for the fees and expenses of their counsel and consultants (including, without limitation, such fees and expenses relating to the Restructuring) incurred in connection with the Credit Agreement and prior credit agreements with the Company and its Subsidiaries;

     (ii) the Company shall have either (A) obtained and delivered to the Lenders satisfactory evidence of having obtained letters of credit in substitution for or replacement of the letters of credit outstanding under Article III of the Credit Agreement, or (B) delivered cash collateral to the issuer of such letters of credit as security for the timely reimbursement of all amounts drawn under such outstanding letters of credit in an amount equal to 110% of the face amount of such outstanding letters of credit; and

     (iii) the Company shall have issued to the Lenders an additional 1,650,000 shares of Common Stock (in addition to the 150,000 shares of Common Stock issued to the

          Lenders as fees in connection with the Restructuring or under prior credit agreements);

then, and in such event, the Lenders agree that such amount shall constitute payment in full of all amounts outstanding under the Credit Agreement and the related Notes (other than amounts owed in respect of any letters of credit remaining outstanding pursuant to item (ii)(B) above), and the Lenders agree to:

     (1) cancel the Credit Facilities and all letters of credit outstanding thereunder (other than any letters of credit remaining outstanding pursuant to item (ii)(B) above);

     (2) return all Notes issued by the Company under the Credit Agreement, including the Agent Note and the Additional Note, to the Company, marked "cancelled";

     (3) terminate all related agreements (including but not limited to the Stockholders Agreement and all guaranties or other credit support agreements, provided, however, that the Company shall proceed to
                      --------  -------
          register the under the Securities Act of 1933, as amended, as soon as practicable after the issuance thereof (a) the 1,650,000 shares issued pursuant to clause (iii), above, and (b) the 150,000 shares issued in connection with the Restructuring or under prior credit agreements, if and to the extent that such 150,000 shares are not then included in a filed or effective registration statement. Such registration shall be effected in strict accordance with the registration rights provisions under Article V of the Stockholders Agreement (other than the first sentence of Section 5.1 thereof), for purposes of which such 1,650,000 shares (or 1,800,000 shares, as the case may be), shall be deemed "Registrable Securities" as defined therein, and the provisions of
          Article V of the Stockholders Agreement shall survive following the consummation of the transactions contemplated by this letter agreement. Notwithstanding the foregoing, if (x) the Equity Offering is effected as an underwritten public offering of the Company's Common Stock, and (y) the managing underwriter or underwriters of the Equity Offering certify to the Company in writing that, in its or their good faith opinion, immediate registration of the Common Stock held by the Lenders as contemplated by this letter agreement would materially and adversely affect the market for the Common Stock subsequent to the consummation of the Equity Offering, the Company may delay the filing of the registration statement required by this paragraph so that it shall become effective upon the expiration of such period, not in excess of six (6) months following the closing date of the Equity Offering, as is specified by the managing underwriter or underwriters pursuant to the preceding clause (y);

     (4) release all security interests and liens securing the Obligations of the Borrowers and the Subsidiaries under the Credit Agreement; and

     (5) return to the Company all Series C Preferred Stock issued under the Issuance Agreement or as PIK Shares (as defined in the Issuance Agreement), which return
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          shall constitute a complete redemption of the Series C Preferred Stock without any additional payment therefor.

     Notwithstanding any other provision of this letter agreement, nothing herein shall obligate any Lender to return to the Company any portion of the 150,000 shares of Common Stock issued to the Lenders as fees in connection with the Restructuring or under prior credit agreements.

     If any of the conditions to the Lenders' agreements herein are not satisfied or waived at the end of 120 days from the date hereof, this letter agreement shall automatically terminate and be of no further force and effect.

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     Please indicate your agreement with the foregoing by executing a counterpart of this letter agreement and returning it to the Company.

                                        PLANVISTA CORPORATION

                                   By: /s/ Donald W. Schmeling
                                       -----------------------------------
                                        Name:  Donald W. Schmeling
                                        Title: Chief Financial Officer
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The foregoing terms are accepted:


                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as a Series C Stockholder and as Administrative Agent


                              By: /s/ Matthew Beck
                                 ----------------------------------
                                 Name:  Matthew Beck
                                 Title: Authorized Officer


                              CREDIT LYONNAIS, NEW YORK BRANCH


                              By: /s/ John Charles Van Essche
                                 ----------------------------------
                                 Name:  John Charles Van Essche
                                 Title: Vice President


                              SUNTRUST BANK


                              By: /s/ Samuel M. Ballesteros
                                 ----------------------------------
                                 Name:  Samuel M. Ballesteros
                                 Title: Director


                              FLEET NATIONAL BANK


                              By: /s/ Fred P. Lucy, II
                                 ----------------------------------
                                 Name:  Fred P. Lucy, II
                                 Title: Vice President


                              SOUTHTRUST BANK


                              By: /s/ B. E. Dishman
                                 ----------------------------------
                                 Name:  B. E. Dishman
                                 Title: Group Vice President
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                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH


                              By: /s/ Edward J. Pryser      /s/ John McMahon
                                 -------------------------- --------------------
                                 Name:  Edward J. Pryser        John McMahon
                                 Title: Managing Director       Vice President


                              BANK OF AMERICA, N.A.


                              By: /s/ Joseph M. Martens
                                 --------------------------
                                 Name:  Joseph M. Martens
                                 Title: Senior Vice President


                              AMSOUTH BANK


                              By: /s/ William R. Hoog
                                 --------------------------
                                 Name:  William R. Hoog
                                 Title: Vice President


                              HIBERNIA NATIONAL BANK


                              By: /s/ Tammy Angelety
                                 --------------------------
                                 Name:  Tammy Angelety
                                 Title: Vice President


                              FIFTH THIRD BANK, CENTRAL OHIO


                              By: /s/ Mark Ransom
                                 --------------------------
                                 Name:  Mark Ransom
                                 Title: Vice President